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                                                                 EXHIBIT 10.7

                           SOFTKEY INTERNATIONAL INC.

                           1994 NON-EMPLOYEE DIRECTOR
                                STOCK OPTION PLAN

              (AS AMENDED AND RESTATED EFFECTIVE FEBRUARY 5, 1996)

                  1. Purpose. The purpose of this Plan is to encourage stock ownership by non-employee directors of SoftKey International Inc. (the "Corporation") in order to increase their identification with the interests of the Corporation's stockholders, and to encourage such directors to remain in the service of the Corporation and put forth maximum efforts for the success of the business.

                  2. Definitions. For purposes of this Plan:

                           (a) "Agreement" means the written agreement between
the Corporation and an Optionee evidencing the grant of an Option, if applicable, and setting forth the terms and conditions thereof.

                           (b) "Board" means the Board of Directors of the
Corporation.

                           (c) "Cause" means (i) the willful neglect or refusal
to perform the Optionee's duties or responsibilities, or the willful taking of actions which materially impair the Optionee's ability to perform the Optionee's duties or responsibilities which continues after being brought to the attention of the Optionee (other than any such failure resulting from the Optionee's incapacity due to physical or mental illness) or (ii) the willful act or failure to act by the Optionee which is materially injurious to the Corporation and which is brought to the attention of the Optionee in writing not more than thirty days from the date of its discovery by the Corporation or the Board.

                           (d) "Code" means the Internal Revenue Code of 1986,
as amended.

                           (e) "Committee" means a committee appointed by the
Board to administer this Plan and to perform the functions set forth herein.

                           (f) "Corporation" means SoftKey International Inc., a
Delaware corporation.

                           (g) "Disability" means the inability, due to illness
or injury, to engage in any gainful occupation for which the individual is suited by education, training or experience, which condition continues for at least six (6) months.
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                           (h) "Eligible Person" means any Non-Employee Director
not designated for nomination, election or appointment to the Board by, or by agreement or arrangement with, any person or entity (other than the Corporation).

                           (i) "Exchange Act" means the Securities Exchange Act
of 1934, as amended.

                           (j) "Exercise Price" means the price per share at
which the Optionee may exercise his right to purchase Shares pursuant to an Option.

                           (k) "Fair Market Value" means the fair market value
of the Shares as determined by the Committee in its sole discretion; provided, however, that (i) if the Shares are admitted to trading on a national securities exchange, Fair Market Value on any date shall be the low bid price reported for the Shares on such exchange on such date or on the last date preceding such date on which a sale was reported, (ii) if the Shares are admitted to quotation on the Nasdaq Stock Market ("Nasdaq") and have been designated as a Nasdaq National Market ("NNM") security, Fair Market Value on any date shall be the low bid price reported for the Shares on such system on such date or on the last day preceding such date on which a sale was reported, or (iii) if the Shares are admitted to quotation on Nasdaq or other comparable quotation system and have not been designated an NNM security, Fair Market Value on any date shall be the low bid price of the Shares reported on such system on such date.

                           (l) "Non-Employee Director" means a member of the
Board who is not an employee of the Corporation or of any affiliate (as such term is defined in Rule 12b-2 promulgated under the Exchange Act) of the Corporation.

                           (m) "Option" means a stock option granted pursuant to
this Plan.

                           (n) "Optionee" means a person to whom an Option has
been

granted under this Plan.

                           (o) "Plan" means this SoftKey International Inc. 1994
Non- Employee Director Stock Option Plan, as amended from time to time.

                           (p) "Securities Act" means the Securities Act of
1933, as amended.

                           (q) "Share" or "Shares" means a share or shares of
the common stock, par value $.01 per share, of the Corporation (including any new, additional or different stock or securities resulting from a change in capitalization described in Section 7 hereof).


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                  3. Administration.

                           (a) This Plan shall be administered by the Committee.
If there shall be no Committee, then the Board shall carry out all functions specified in this Plan to be carried out by the Committee. The Committee shall hold meetings at such times as may be necessary for the proper administration of this Plan. The Committee shall keep minutes of its meetings. A majority of the Committee shall constitute a quorum and a majority of a quorum may authorize any action. Any decision reduced to writing and signed by a majority of the members of the Committee shall be fully effective as if it had been made at a meeting duly held. No member of the Committee shall be personally liable for any action, determination or interpretation made in good faith with respect to this Plan or the Options, and all members of the Committee shall be fully indemnified by the Corporation with respect to any such action, determination or interpretation. The Corporation will pay all expenses incurred in the administration of this Plan.

                           (b) The Committee shall have the powers vested in it
by the terms of this Plan. The Committee shall, subject to and not inconsistent with the express provisions of this Plan, have the authority to administer this Plan and to exercise all the powers and authorities either specifically granted to it under this Plan or necessary or advisable in the administration of this Plan, including, without limitation, the authority to prescribe, amend and rescind rules and regulations relating to this Plan and to make all other determinations deemed necessary or advisable for the administration of this Plan.

                  4. Stock Subject to Plan.

                           (a) The maximum number of Shares that may be issued
or transferred pursuant to Options is 500,000 (or the number and kind of shares of stock or other securities which are substituted for those Shares or to which those Shares are adjusted pursuant to Section 7 hereof), and the Corporation shall reserve for the purposes of this Plan, out of its authorized but unissued Shares or out of Shares held in the Corporation's treasury, or partly out of each, such number of Shares as shall be determined by the Board.

                           (b) Whenever any outstanding Option or portion
thereof expires, is cancelled or is otherwise terminated (other than by exercise of the Option), the Shares allocable to the unexercised portion of such Option may again be the subject of Options hereunder.

                  5. Eligibility. Each Eligible Person shall be granted Options in accordance with Section 6 hereof.

                  6. Options. Each Option granted pursuant to this Plan shall be evidenced by an Agreement, which shall comply with and be subject to the following terms and conditions, which may not be altered except by mutual agreement and only to


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the extent consistent with this Plan:

                           (a) Exercise Price. The Exercise Price for Shares
under each Option shall be equal to one hundred percent (100%) of the Fair Market Value of the Shares subject to such Option on the date of grant thereof. The Exercise Price is subject to adjustment as provided in Section 7 hereof.

                           (b) Grants To New Eligible Persons. Each Eligible
Person who, after the Effective Date, is elected or appointed to the Board for the first time, will, at the time such director is elected or appointed and duly qualified, be granted automatically, without action by the Committee, an Option to purchase 20,000 Shares (the "Initial Grant"). Except as set forth in Section 8 of this Plan, each Initial Grant shall vest and become exercisable with respect to an incremental one-eighth of the Shares subject thereto at the end of each of the eight consecutive three-month periods commencing on the date of grant.

                           (c) Continuation Grants. On November 28, 1995 (the
"First Continuation Grant Date"), each Eligible Person as of such date shall be granted automatically, without any action by the Committee, an Option to purchase 100,000 Shares (the "First Continuation Grant"). On February 5, 1996 (the "Second Continuation Grant Date"), each Eligible Person as of such date shall be granted automatically, without any action by the Committee, an Option to purchase 26,666 Shares (the "Second Continuation Grant"). Except as set forth in Section 8 of this Plan: each of the First Continuation Grant and the Second Continuation Grant shall vest and become exercisable with respect to an incremental one-twelfth of the Shares subject thereto at the end of each of the twelve consecutive three-month periods commencing on, respectively, the First Continuation Grant Date and the Second Continuation Grant Date.

                           (d) Type of Option. Each Option granted under this
Plan shall be a stock option which is not an "incentive stock option" within the meaning of Section 422 of the Code.

                           (e) Transferability. No Option granted hereunder
shall be transferable by an Optionee otherwise than by will or the laws of descent and distribution, except that an Optionee may transfer any Option (i) to one or more members of his or her immediate family (which, for purposes of this Plan, shall mean any spouse, child or grandchild of the Optionee), (ii) to one or more trusts for the benefit of any such family member or members or (iii) to one or more partnerships in which any such family member or members is or are the only partners, but only if the Agreement with respect to the Option expressly permits such a transfer and the Optionee receives no consideration for the transfer. Unless an Option is transferred in accordance with the immediately preceding sentence, an Option may be exercised during the lifetime of an Optionee only by the Optionee or such Optionee's guardian or legal representative. The terms of a transferred Option shall be binding upon the beneficiaries, executors,


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administrators, heirs, successors and the permitted transferees of the Optionee.
The Committee and the Optionee may amend any Agreement to expressly permit transfers to be made in accordance with this Section 6(e).

                           (f) Term Of Options. An Option shall expire on the
tenth anniversary of the date of grant of such Option; provided, however, that the exercise period shall be subject to earlier termination as provided in
Section 6(g) hereof.

                           (g) Termination. In the event that an Optionee ceases
to be in service to the Corporation as a director, any Options held by such Optionee shall terminate as follows:

                                    (i) If the Optionee ceases to be in service
         as a director of the Corporation due to such Optionee's death or Disability, the Option (to the extent exercisable at the time of such cessation of service) shall be exercisable by the Optionee's legal representative, estate or other person to whom the Optionee's rights are transferred by will or by laws of descent or distribution (in the event of death) or by the Optionee (in the event of Disability) for a period of one (1) year following such cessation of service (but in no event after the expiration date of the Option) and shall thereafter terminate.

                                    (ii) The Optionee shall, if the Optionee's
         cessation of service as a director is by the Corporation for Cause, have a period of time to be determined by the Committee not to exceed ten (10) days from the date of such cessation of service (but in no event after the expiration date of the Option), to exercise the Option (to the extent exercisable at the time of the Optionee's cessation of service), and the Option shall thereafter terminate.

                                    (iii) The Optionee shall, if the Optionee
         ceases to be in service as a director for any other reason, be entitled to exercise the Option (to the extent exercisable at the time of the Optionee's cessation of service) for a period of ninety (90) days following such cessation service (but in no event after the expiration date of the Option) and shall thereafter terminate; provided, however, that if the Optionee dies within such ninety-day period, the Option (to the extent exercisable at the time of the Optionee's cessation of service) shall be exercisable by the Optionee's legal representative, estate or other person to whom the Optionee's rights are transferred by will or by laws of descent or distribution for a period of one (1) year following the Optionee's death (but in no event after the expiration date of the Option) and shall thereafter terminate.

                           (h) Method of Exercise. The exercise of an Option
shall be made only by a written notice delivered in person or by mail to the Secretary of the Corporation at the Corporation's principal executive office, specifying the number of Shares to be purchased and accompanied by payment therefor and otherwise in


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accordance with the Agreement pursuant to which the Option was granted.

                           (i) Method of Payment. The Exercise Price for any
Shares purchased pursuant to the exercise of an Option shall be paid in full upon such exercise in United States dollars and may be paid: (a) in cash or by check, or any combination of the foregoing, equal in amount to the Exercise Price multiplied by the number of Shares with respect to which the Option is being so exercised; or (b) in the discretion of the Committee and upon such terms and conditions as the Committee shall approve, by transfer of Shares having an aggregate value (calculated as set forth below) equal to the Exercise Price multiplied by the number of Shares with respect to which the Option is being so exercised; or (c) in the discretion of the Committee and upon such terms and conditions as the Committee shall approve, by delivery of a personal recourse note from the Optionee bearing interest payable not less than annually at no less than 100% of the lowest applicable federal rate, as defined in
Section 1274(d) of the Code, with the principal amount of the note equal to the Exercise Price multiplied by the number of Shares with respect to which the Option is being exercised; or (d) in the discretion of the Committee, and upon such terms and conditions as the Committee shall approve, by any combination of the foregoing, equal in amount to the Exercise Price multiplied by the number of Shares with respect to which the Option is being so exercised. Any Shares transferred to the Corporation as payment of the Exercise Price shall be valued at their Fair Market Value on the day preceding the date of exercise of such Option.

                           (j) Rights of Optionees. No Optionee shall be deemed
for any purpose to be the owner of any Shares subject to any Option unless and until (i) the Option shall have been exercised pursuant to the terms thereof,
(ii) the Corporation shall have issued and delivered the Shares to the Optionee and (iii) the Optionee's name shall have been entered as a stockholder of record on the books of the Corporation. Thereupon, the Optionee shall have full voting, dividend and other ownership rights with respect to such Shares.

                  7. Adjustments Upon Changes in Capitalization. Upon the occurrence of any of the following events, an Optionee's rights with respect to Options granted hereunder shall be adjusted as hereinafter provided or as the Committee shall conclusively determine.

                           (a) Stock Dividends and Stock Splits. If the Shares
shall be subdivided or combined into a greater or smaller number of Shares or if the Corporation shall issue any Shares as a stock dividend on its outstanding Shares, the number of Shares deliverable upon the exercise of Options shall be appropriately increased or decreased proportionately, and appropriate adjustments shall be made in the Exercise Price to reflect such subdivision, combination or stock dividend.

                           (b) Reorganization. In case the Corporation is merged
or consolidated with another corporation and the Corporation is not the surviving


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corporation, or in case the property or stock of the Corporation is acquired by any other corporation, or in case of a recapitalization or reorganization of the Corporation, the Board, or the board of directors of any corporation assuming the obligations of the Corporation hereunder, shall, as to outstanding Options, either (i) make appropriate provision for the protection of any such outstanding Options by the substitution on an equitable basis of appropriate Shares of the Corporation, or of the merged, consolidated or otherwise reorganized corporation which will be issuable in respect of the Shares, provided only that the excess of the aggregate Fair Market Value of the Shares subject to the Options immediately after such substitution over the purchase price thereof is not more than the excess of the aggregate Fair Market Value of the Shares subject to such Options immediately before such substitution over the purchase price thereof, or
(ii) upon written notice to the Optionees, provide that all unexercised Options must be exercised within a specified number of days of the date of such notice or they will be terminated. In either such case the Board may, in its discretion, advance the lapse of any waiting or installment periods and exercise dates.

                           (c) Dissolution or Liquidation. In the event of a
proposed dissolution or liquidation of the Corporation, each Option will terminate immediately prior to the consummation of such proposed action or at such other time and subject to such other conditions as shall be determined by the Board.

                           (d) Issuances of Securities. Except as expressly
provided herein, no issuance by the Corporation of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or Exercise Price of shares subject to Options. No adjustments shall be made for dividends paid in cash or in property other than securities of the Corporation.

                           (e) Fractional shares. No fractional shares shall be
issued under this Plan and the Optionee shall receive from the Corporation cash in lieu of fractional shares.

                           (f) Adjustments. Upon the happening of any of the
foregoing events described in subsections (a) or (b) of this Section 7, the class and aggregate number of Shares set forth in Section 4 hereof that are subject to issuance upon exercise of Options which previously have been or subsequently may be granted under this Plan shall also be appropriately adjusted to reflect the events described in such subsections. The Committee shall determine the specific adjustments to be made under this Section 7 and, subject to Section 3, its determination shall be conclusive.

                  If any person or entity owning restricted Shares obtained by exercise of an Option made hereunder receives shares or securities or cash in connection with a corporate transaction described in subsections (a) or (b) of this Section 7 as a result of owning such restricted Shares, such shares or securities or cash shall be subject to all of


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the conditions and restrictions applicable to the restricted Shares in respect of which such shares or securities or cash were issued, unless otherwise determined by the Committee.

                  8. Change in Control.

                           (a) Definition of "Change in Control." A "Change in
Control" means the occurrence of any of the following:

                                    (i) any "person," as such term is used in
         Sections 13(d) and 14(d) of the Exchange Act (other than the Corporation, any subsidiary of the Corporation, any affiliate of the Corporation or a Corporation employee benefit plan, including any trustee of such plan acting as trustee) is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Corporation (or a successor to the Corporation) representing 35% or more of the combined voting power of the then outstanding securities of the Corporation or such successor; or

                                    (ii) at any time that the Corporation has
         registered shares under the Exchange Act, at least 40% of the directors of the Corporation constitute persons who were not at the time of their first election to the Board candidates proposed by a majority of the Board in office prior to the time of such first election; or

                                    (iii) the dissolution of the Corporation or
         liquidation of more than 50% in value of the Corporation or a sale of assets involving 50% or more in value of the assets of the Corporation; any merger or reorganization of the Corporation whether or not another entity is the survivor; a transaction pursuant to which the holders, as a group, of all of the shares of the Corporation outstanding prior to the transaction hold, as a group, less than 50% of the combined voting power of the Corporation or any successor company outstanding after the transaction; or any other event which the Board determines, in its discretion, would materially alter the structure of the Corporation or its ownership.

                           (b) Impact of Event. Except as expressly provided in
any Agreement, in the event of a "Change in Control," the following provisions shall apply:

                                    (i) any Options outstanding as of the date
         such Change in Control is determined to have occurred and not then exercisable and vested shall become fully exercisable and vested; and

                                    (ii) at the election of the Board, either
         (A) the value (net of any exercise price and required tax withholdings) of all outstanding Options shall be cashed out on the basis of the "Change in Control Price," as defined in paragraph (c) of this Section 8, as of the date such Change in Control is deter-


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         mined to have occurred or (B) in the case of a sale of assets, merger, reorganization or other transaction referred to in paragraph (a) (iii) of this Section 8, provision shall be made to treat all outstanding Options in either of the ways provided for in Section 7(b).

Notwithstanding the foregoing, in the event that anything in this Section 8(b) is determined to prevent any transaction referred to in paragraph (a)(iii) of this Section 8 from being accounted for as a pooling of interests and the Board desires that the transaction be accounted for as a pooling of interests, then the value of outstanding Options shall not be cashed out in accordance with paragraph (ii)(A) of this Section 8(b) and provision shall be made to treat outstanding Options as provided for in Section 7(b)(i).

                           (c) Change in Control Price. For purposes of this
Section 8, "Change in Control Price" means the highest price per Share paid in any transaction reported on any established stock exchange, national market system or other established market for the Shares or paid or offered in any bona fide transaction related to a potential or actual Change in Control of the Company at any time during the preceding 60-day period.

                  9. Termination and Amendment of the Plan. This Plan shall terminate on the day preceding the tenth anniversary of its effective date, except with respect to Options outstanding on such date, and no Option may be granted thereafter. The Board may sooner terminate this Plan at any time or amend this Plan at any time, and from time to time. Except as provided in
Section 7 hereof, rights and obligations under any Option granted before any amendment of this Plan shall not be adversely altered or impaired by such amendment, except with the prior written consent of the Optionee.

                  10. Non-Exclusivity of Plan. The adoption of this Plan by the Board shall not be construed as amending, modifying or rescinding any previously approved incentive arrangement or as creating any limitations on the power of the Board to adopt such other incentive arrangements as it may deem desirable, including, without limitation, the granting of stock options otherwise than under this Plan, and such arrangements may be either applicable generally or only in specific cases.

                  11. Limitation of Liability. As illustrative of the limitations of liability of the Corporation, but not intended to be exhaustive thereof, nothing in this Plan shall be construed to:

                           (a) give any Non-Employee Director any right to be
granted an Option other than in accordance with the terms of this Plan;

                           (b) give any person any rights whatsoever with
respect to Shares except as specifically provided in this Plan; or


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                           (c) confer upon any person any right to continue in
service as a director of the Corporation or interfere in any way with the right of the Corporation to terminate such service.

                  12. Regulations and Other Approvals; Governing Law.

                           (a) This Plan and the rights of all persons claiming
hereunder shall be construed and determined in accordance with the laws of the State of Delaware without giving effect to the choice of law principles thereof, except to the extent that such law is preempted by federal law.

                           (b) The obligation of the Corporation to sell or
deliver Shares with respect to Options granted under this Plan shall be subject to all applicable laws, rules and regulations, including all applicable federal and state securities laws, and the obtaining of all such approvals by governmental agencies as may be deemed necessary or appropriate by the Committee.

                           (c) Subject to Section 8, the Board may make such
changes as may be necessary or appropriate to comply with the rules and regulations of any government authority.

                           (d) Each Option is subject to the requirement that,
if at any time the Committee determines, in its absolute discretion, that the listing, registration or qualification of Shares issuable pursuant to this Plan is required by any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body is necessary or desirable as a condition of, or in connection with, the grant of an Option or the issuance of Shares, no Options shall be granted or Shares issued, in whole or in part, unless listing, registration, qualification, consent or approval has been effected or obtained free of any conditions that are not acceptable to the Committee.

                           (e) In the event that the disposition of Shares
acquired pursuant to this Plan is not covered by a then current registration statement under the Securities Act and is not otherwise exempt from such registration, such Shares shall be restricted against transfer to the extent required by the Securities Act or regulations promulgated thereunder.

                  13. Miscellaneous.

                           (a) Withholding of Taxes. The Corporation shall have
the right to deduct from any payment of cash to any Optionee an amount equal to the federal, state and local income taxes and other amounts required by law to be withheld with respect to any Option. Notwithstanding anything to the contrary contained herein, if an Optionee is entitled to receive Shares upon exercise of an Option, the Corporation shall have the right


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to require such Optionee, prior to the delivery of such Shares, to pay to the
Corporation the amount of any federal, state or local income taxes and other amounts which the Corporation is required by law to withhold.

                           (b) Designation of Beneficiary. Each Optionee may,
with the consent of the Committee, designate a person or persons to receive, in the event of such Optionee's death, any Option or any amount or Shares payable pursuant thereto, to which such Optionee would then be entitled. Such designation will be made upon forms supplied by and delivered to the Corporation and may be revoked or changed in writing. In the event of the death of an Optionee and in the absence of a beneficiary validly designated under this Plan who is living at the time of such Optionee's death, the Corporation shall deliver such Options and/or amounts payable to the executor or administrator of the estate of the Optionee, or if no such executor or administrator has been appointed (to the knowledge of the Corporation), the Corporation, in its discretion, may deliver such Options and/or amounts payable to the spouse or to any one or more dependents or relatives of the Optionee, or if no spouse, dependent or relative is known to the Corporation, then to such other person as the Corporation may designate.

                  14. Effective Date. The effective date of this Plan shall be April 26, 1994.


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